Exhibit 99.1

James Debney, President & CEO Jeffrey Buchanan, EVP & CFO May, 2012
Safe Harbor Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include but are not limited to statements regarding the Company's markets and strategies, the Company's vision and mission, the Company's new products and product development, the outcome of the divestiture of the Company's Security Solutions business, anticipated sales, gross profit margin, and operating expenses for the Company, the opportunity for growth of the Company, the demand for the Company's products and services, the Company's focus and objectives, and the Company's financial and operational goals for the current fiscal year and future periods. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, the success of new products, the success of the planned divestiture of the Company's Security Solutions business, and other risks detailed from time to time in the Company's reports filed with the SEC. 2
Business Highlights U.S. Market Leader for Firearms: Handguns, Modern Sporting Rifles (MSR) 160 years of rich history Iconic brand with 92% aided awareness Smith & Wesson(r) Brand = Revolver Innovative product portfolio serving broad user groups Revolvers, Polymer Pistols, Metal Pistols, Conceal Carry Pistols, Bolt Action Rifles, Black Powder Rifles, Modern Sporting Rifles Diverse sales sources: Consumer: Sporting Goods Professional: International, Law Enforcement, Government, Military Healthy balance sheet Solid, experienced management team Strong strategic direction 3
Vision / Mission Our Vision: The leading firearms manufacturer Our Mission: To allow our employees to design, produce, and market high-quality, innovative firearms that meet the needs and desires of our consumer and professional customers 4
Focus, Simplify, Execute Strategy - Focus on Firearms Sale of Security Solutions - Perimeter Security Business (formerly USR) U.S. Consumer - leverage professional markets Family of brands: Smith & Wesson(r) M&P(tm) Thompson/Center Arms(tm) Walther(r) M&P(tm) - Brand and product platform: Pistols, revolvers and modern sporting rifles Operations: Consolidate and expand capacity - some production lines have reached record levels Deliver new products that meet needs of user groups 5
Experienced Leadership Team James Debney, President & CEO 20+ years: multinational consumer and business-to- business environments including President of Presto Products Co., a $500 million business unit of Alcoa Consumer Products Jeffrey Buchanan, EVP & CFO 25+ years: private and public company experience in financial management and law: CFO for publicly traded, global manufacturing company, law firm partner, public company board member 6
Experienced Management Team Mario Pasantes Sr. VP Marketing and Global Professional Sales Alcoa, Inc. Coca-Cola Pillsbury Mark Smith VP Manufacturing and Supply Chain Management Alvarez & Marsal Ecolab Robert Cicero VP, General Counsel and Chief Compliance Officer Chemtura Corp. Shearman & Sterling Morgan Lewis & Bockius Mike Brown VP Sporting Goods Sales Camfour, Inc. KPMG 7 International Market Development Strong Global Brands Strategy Customer Development Multi-Site Ops Capacity Expansion MPS/MRP Systems S&OP Mgmt Inventory Mgmt Lean Six Sigma Public Co Leadership Corp Governance Cross-border M&A Global Compliance Finance & Pensions Labor & Employment Multiple Leadership Roles in Hunting & Shooting Sports Industries Sales Strategy Team Development
Q3 FY12 Highlights (Jan 31, 2012) Q3 FY12 Highlights (Jan 31, 2012) 8
SWHC: Financial Highlights (From Continuing Operations) Fiscal Year April 30 Sales (in Millions) Q3FY12 Actual: Sales $98.1M (+23.8%) Backlog $198.5M Gross Profit Margin 30.6% Op. Expense 20.1% Working capital $92.4M Cash $25.7M Q4FY12 Guidance: Sales $113.0M - $118.0M Gross Profit Margin 32.0% - 33.0% Op. Expense Approx. $22.0M (19.0%) Full Fiscal 2012 Guidance: Sales $395.0M - $400.0M (15.0%+) Gross Margins Approaching 30% Op. Expense Approx. 21.0% *FY2012 Estimate Note: All financial information and guidance reflects information that we provided on March 8, 2012. We are not updating this information to the present date nor does its inclusion constitute a reiteration or modification of this information. 9
*National Shooting Sports Foundation (NSSF) adjusts FBI NICS data to eliminate background checks associated with permit applications and checks on active CCW permit databases, in order to provide a more accurate picture of market conditions. Adjusted NICS Checks* NICS: Strength in Consumer Firearms Market 10

Strong Industry Sales Indications Through CY11

(in Millions)

- Wholesale projected sales based on excise tax collections.
- Full year excise tax collections for Handguns and Long guns up 24% over prior year
- Latest reported Q4 2011 showed Handgun tax obligations up 31.5% over Q4 2010


Total Handguns & Long Guns
Total Handguns
Total Long Guns
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Q4
Q3
Q2
Q1
2006
2007
2008
2009
2010
2011



Source: Federal Excise Tax collections, Wholesale Value
*Long guns include all rifles, shotguns and muzzle loaders

Smith&Wesson

11
Industry: Pistols Driving Handgun Growth U.S. handgun growth has been driven by pistols, which now represent 80% of units sold. Source: BATF annual firearms mfg and export report. USITC import data. 12 (2011 Prelim Data Due Out JULY, 2012)
Industry: Pistols vs. Revolvers Pistols and revolvers have different attributes, but pistols are attracting younger consumers into the handgun market. Pistol advantages versus revolvers: Capacity Rate of fire High tech/cutting edge Modern shape Trigger pull Safety features Revolver advantages versus pistols: Slightly better for beginners Easy maintenance Reliability Source: 12/10 Strategic Platform and Extendibility Study 13
SWHC Firearms Growth Drivers Consumer Market - U.S. Focus on Concealed Carry, Personal Protection, Recreation Expand Market Share: Polymer Pistol Unit Growth (M&P(tm), BODYGUARD(r), S&W(r) brand) Robust New Product Pipeline is Required Leverage Positive Halo Effect from Professional Markets Professional Market Law Enforcement - ongoing sidearm and rifle replacements, upgrades Federal Government - agencies can purchase M&P Pistol on ATF Contract Military - M9 pistol replacement opportunity International - large orders, e.g. Belgium, VICPOL 14
Major Focus: M&P(tm) Pistol Growth Current Situation: Pistol category is 80% of handguns Compact and full-size polymer pistols are increasing in popularity M&P(tm) products well received by retail and consumer Our Focus: Grow M&P(tm) Pistol market share: Increased consumer advertising Increasing capacity to satisfy growing orders Make it easier for dealers to support the M&P(tm) platform: Strong merchandising and store programs Armorer's Training and On-The-Hip Program 15
M&P - Proven Performance M&P - Proven Performance Strong & Marketable Differences 16

Demonstrated Track Record of New Products


Thompson/Center Venture
S&W M&P15 Sport
S&W M&P 15
S&W M&P15-22
S&W M&P15 Whisper
2006
2007
2008
2009
2010
2011
2012
S&W M&P Pistols
Walther PPS
Walther PK380
S&W BG 38
S&W BG380
S&W Governor
Walther PPQ
S&W M&P 22
M&P Shield
T/C Dimension

Smith&Wesson

17

New Models for the M&P(tm) Platform New and exciting entries for polymer pistol category Concealed Carry and Personal Protection Consumer and Professional Additional calibers and models for the M&P Modern Sporting Rifle platform: Tactical Hunting Will only announce new product introductions when ready; capable and right timing M&P Shield launched at NRA in April Initial quantities pre-stocked at dealers rapidly sold out Accessory partners, MarCom & social media plans in place 18
The NEW M&P Shield(tm) SLIM Less than 1" thin CONCEALABLE 6" overall length POWERFUL 9mm or 40 S&W 19
Key Accessory Partners Were Ready Most Products Available at Launch 20
Our Strategic Direction: Focus on Firearms Grow sales and increase profitability Expand manufacturing capacity intelligently Focus on M&P pistol platform Optimize expenses on a company-wide basis Focus on improving gross margins Maintain robust new product pipeline Launch new products strategically Leverage existing product portfolio Objective: Deliver Enhanced Stockholder Value 21
Financial Model: Goals Sales: 100% CGS: 70% Margin: 30% Opex: 21% Operating Margin: 8% 22 Sales: 100% CGS: 67% Margin: 33% Opex: 18% Operating Margin: 15% Sales: 100% CGS: 65% Margin: 35% Opex: 17% Operating Margin: 18% Guidance for Current FY In One to Two Years In Three to Five Years Note: Current FY reflects information that we provided on March 8, 2012. We are not updating this information to the present date nor does its inclusion constitute a reiteration or modification of this information.
Question & Answers For Investor Information contact Liz Sharp at lsharp@smith-wesson.com , (480) 949-9700